UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009 (March 3, 2009)

TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Boulevard, #959 Beverly Hills, California	90210-4303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 860-2501

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 3, 2009, Tri-Isthmus Group, Inc. (“Registrant”) closed a transaction in which the Registrant entered into the following nine (9) promissory notes, each dated as of March 3, 2009: (i) a convertible promissory note with Michael Ciabattoni, an individual (“M. Ciabattoni”), in the principal amount of $100,000.00 (the “M. Ciabattoni Note”); (ii) a convertible promissory note with Scott Casey, an individual (“Casey”), in the principal amount of $50,000.00 (the “Casey Note”); (iii) a convertible promissory note with Jean Heaton, an individual (“Jean Heaton”), in the principal amount of $50,000.00 (the “Jean Heaton Note”); (iv) a convertible promissory note with Stephanie Heaton, an individual (“S. Heaton”), in the principal amount of $25,000.00 (the “S. Heaton Note”); (v) a convertible promissory note with Jennifer Heaton, an individual (“J. Heaton”), in the principal amount of $25,000.00 (the “J. Heaton Note”); (vi) a convertible promissory note with Cobea Associates LLC, an Arizona limited liability company (“Cobea”), in the principal amount of $100,000.00 (the “Cobea Note”); (vii) a convertible promissory note with William Wallace, Trustee of the Wallace Family Revocable Trust dated April 23, 2001 (“Wallace”), in the principal amount of $50,000.00 (the “Wallace Note”); (viii) a convertible promissory note with Otto J. Claricurzio, an individual (“Claricurzio”), in the principal amount of $50,000.00 (the “Claricurzio Note”); and (ix) a convertible promissory note with Phillip J. Ciabattoni, an individual (“P. Ciabattoni”), in the principal amount of $50,000.00 (the “P. Ciabattoni Note”) (each, a “Note” and collectively, the “Notes,” a form of which is attached hereto as Exhibit 10.1). M. Ciabattoni, Casey, Jean Heaton, S. Heaton, J. Heaton, Cobea, Wallace, Claricurzio, and P. Ciabattoni are each a “Holder” and are collectively referred to herein as the “Holders.”
Each Note becomes due and payable on December 3, 2009 (the “Maturity Date”); provided however, that the term of each of the Notes may be extended for an additional three months at the Registrant’s discretion. In the event the Registrant exercises this option, it will be required to issue warrants to the Holders to purchase shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”), as follows: (i) M. Ciabattoni — 25,000 shares at a price of $0.50 per share, and 16,667 shares at a price of $0.75 per share; (ii) Casey — 12,500 shares at a price of $0.50 per share, and 8,333 shares at a price of $0.75 per share; (iii) Jean Heaton — 12,500 shares at a price of $0.50 per share, and 8,333 shares at a price of $0.75 per share; (iv) S. Heaton — 6,250 shares at a price of $0.50 per share, and 4,167 shares at a price of $0.75 per share; (v) J. Heaton — 6,250 shares at a price of $0.50 per share, and 4,167 shares at a price of $0.75 per share; (vi) Cobea — 25,000 shares at a price of $0.50 per share, and 16,667 shares at a price of $0.75 per share; (vii) Wallace — 12,500 shares at a price of $0.50 per share, and 8,333 shares at a price of $0.75 per share; (viii) Claricurzio — 12,500 shares at a price of $0.50 per share, and 8,333 shares at a price of $0.75 per share; and (ix) P. Ciabattoni — 12,500 shares at a price of $0.50 per share, and 8,333 shares at a price of $0.75 per share. Forms of the extension warrants are attached as Exhibits A and B to the Notes. On the Maturity Date, Registrant will pay the unpaid principal of each Note, together with accrued and unpaid interest of 16% per annum.
The Notes include a conversion feature allowing each Holder to convert all or any portion of the entire unpaid principal and any unpaid accrued interest at the date upon which the conversion is to be effected into a number of shares of Common Stock, determined by dividing the sum of the unpaid principal and unpaid accrued interest at the conversion date by the conversion price in effect at the conversion date. The initial conversion price is $0.625, which price is adjustable as set forth in the Notes.
The Notes include a provision granting the Holders, to the extent the Holders holding notes representing a majority of the aggregate outstanding principal amount of the notes issued in conjunction with Registrant’s February 2009 Bridge Financing agree, demand registration rights with respect to the resale of the shares issuable upon conversion of the Notes, which rights vest thirty-six (36) months after the date of issuance of the Notes.
The foregoing descriptions of the Notes do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, a form of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 3.02: Unregistered Sales of Equity Securities.
On March 3, 2009, in connection with the issuance of the Notes discussed above, Registrant issued eighteen (18) warrants to the Holders as follows: (i) Warrant No. 113, issued to M. Ciabattoni for the purchase of up to 75,000 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 113”); (ii) Warrant No. 114, issued to M. Ciabattoni for the purchase of up to 50,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 114,” and together with Warrant 113, the “M. Ciabattoni Warrants”); (iii) Warrant No. 115, issued to Casey for the purchase of up to 37,500 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 115”); (iv) Warrant No. 116, issued to Casey for the purchase of up to 25,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 116,” and together with Warrant 115, the “Casey Warrants”); (v) Warrant No. 117, issued to Jean Heaton for the purchase of up to 37,500 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 117”); (vi) Warrant No. 118, issued to Jean Heaton for the purchase of up to 25,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 118,” and together with Warrant 117, the “Jean Heaton Warrants”); (vii) Warrant No. 119, issued to S. Heaton for the purchase of up to 18,750 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 119”); (viii) Warrant No. 120, issued to S. Heaton for the purchase of up to 12,500 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 120,” and together with Warrant 119, the “S. Heaton Warrants”); (ix) Warrant No. 121, issued to J. Heaton for the purchase of up to 18,750 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 121”); (x) Warrant No. 122, issued to J. Heaton for the purchase of up to 12,500 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 122,” and together with Warrant 121, the “J. Heaton Warrants”); (xi) Warrant No. 123, issued to Cobea for the purchase of up to 75,000 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 123”); (xii) Warrant No. 124, issued to Cobea for the purchase of up to 50,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 124,” and together with Warrant 123, the “Cobea Warrants”); (xiii) Warrant No. 125, issued to Wallace for the purchase of up to 37,500 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 125”); (xiv) Warrant No. 126, issued to Wallace for the purchase of up to 25,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 126,” and together with Warrant 125, the “Wallace Warrants”); (xv) Warrant No. 127, issued to Claricurzio for the purchase of up to 37,500 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 127”); (xvi) Warrant No. 128, issued to Claricurzio for the purchase of up to 25,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 128,” and together with Warrant 127, the “Claricurzio Warrants”); (xvii) Warrant No. 129, issued to P. Ciabattoni for the purchase of up to 37,500 shares of Common Stock at an initial exercise price of $0.50 per share and exercisable for a period of three years from the date of issuance (“Warrant 129”); and (xviii) Warrant No. 130, issued to P. Ciabattoni for the purchase of up to 25,000 shares of Common Stock at an initial exercise price of $0.75 per share and exercisable for a period of three years from the date of issuance (“Warrant 130,” and together with Warrant 129, the “P. Ciabattoni Warrants”) (collectively, the “Warrants”). A form of the Warrants issued at an initial exercise price of $0.50 per share is attached hereto as Exhibit 10.2, and a form of the Warrants issued at an initial exercise price of $0.75 per share is attached hereto as Exhibit 10.3.
The Warrants are exempt from registration pursuant to Rule 506 of Regulation D promulgated under the Securities Exchange Act of 1933, as amended, (the “1933 Act”) because the offering satisfies the terms and conditions of Rules 501 and 502 of Regulation D promulgated under the 1933 Act, there are no more than 35 purchasers of securities under this offering, and each Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.
Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a)	Not applicable.

(b)	Effective March 3, 2009, Dennis M. Smith ceased to be a member of the Board of Directors of Registrant, and Mr. Smith has decided to pursue other interests.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.
Item 9.01: Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Convertible Promissory Note

10.2	Form of Warrant (exercisable at $0.50 per share)

10.3	Form of Warrant (exercisable at $0.75 per share)

Exhibit Index

Exhibit No.	Description
10.1	Form of Convertible Promissory Note

10.2	Form of Warrant (exercisable at $0.50 per share)

10.3	Form of Warrant (exercisable at $0.75 per share)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: March 5, 2009	By:	/s/ David Hirschorn
DAVID HIRSCHHORN,
Chief Executive Officer